                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Technology Innovation Fund

Annual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all periods shown for Class B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder Technology Innovation Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	20.97%	-12.96%	-4.61%	3.85%
Class B	19.89%	-13.75%	-5.43%	2.97%
Class C	19.98%	-13.73%	-5.41%	2.99%
Russell 2000 Index+	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	24.13%	-7.92%	-7.66%	1.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 5/31/04	$ 13.67	$ 13.26	$ 13.27
5/31/03	$ 11.30	$ 11.06	$ 11.06

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Technology Innovation Fund - Class A [] Russell 2000 Index+ [] Goldman Sachs Technology Composite Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,402	$6,215	$7,443	$11,930
	Average annual total return	14.02%	-14.66%	-5.74%	2.87%
Class B	Growth of $10,000	$11,689	$6,287	$7,495	$12,003
	Average annual total return	16.89%	-14.33%	-5.60%	2.97%
Class C	Growth of $10,000	$11,998	$6,420	$7,573	$12,020
	Average annual total return	19.98%	-13.73%	-5.41%	2.99%
Russell 2000 Index+	Growth of $10,000	$13,029	$11,903	$13,827	$12,801
	Average annual total return	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$12,413	$7,807	$6,712	$10,837
	Average annual total return	24.13%	-7.92%	-7.66%	1.33%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings - Science & Technology Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	207	of	316	66
3-Year	194	of	274	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 5/31/04
Scudder Technology Innovation Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	21.27%	-12.73%	-4.35%	4.14%
Class AARP	21.25%	-12.72%	-4.33%	4.15%
Russell 2000 Index+	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	24.13%	-7.92%	-7.66%	1.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/04	$ 13.81	$ 13.80
5/31/03	$ 11.39	$ 11.38

Growth of an Assumed $10,000 Investment
[] Scudder Technology Innovation Fund - Class S [] Russell 2000 Index+ [] Goldman Sachs Technology Composite Index++

Yearly periods ended May 31

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
Comparative Results as of 5/31/04
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,116	$6,647	$8,007	$12,878
	Average annual total return	21.16%	-12.73%	-4.35%	4.14%
Class AARP	Growth of $10,000	$12,114	$6,649	$8,014	$12,890
	Average annual total return	21.14%	-12.72%	-4.33%	4.15%
Russell 2000 Index+	Growth of $10,000	$13,029	$11,903	$13,827	$12,801
	Average annual total return	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$12,413	$7,807	$6,712	$10,837
	Average annual total return	24.13%	-7.92%	-7.66%	1.33%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings - Science & Technology Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	205	of	316	65
3-Year	193	of	274	71
5-Year	30	of	96	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Portfolio Management Review

Scudder Technology Innovation Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Innovation Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Ian Link

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Head of Technology Global Sector Team.

• Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

• MBA, University of California, Berkeley.

Anne Meisner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001, and the fund in 2003 after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

• Analyst for global equity, Hardware and Software sector: New York.

• MBA, Columbia University Business School.

• MS, Computer Science, Michigan State University.

In the following interview, Portfolio Managers Ian Link and Anne Meisner discuss Scudder Technology Innovation Fund's performance, strategy and the market environment during the 12-month period ended May 31, 2004.

Q: How did technology stocks perform in relation to the overall market during the past year?

A: Although the performance of technology stocks cooled somewhat during the final three months of the reporting period, the sector nonetheless produced returns that beat the broader market for the full year. The fund's benchmark - the Goldman Sachs Technology Composite Index - returned 24.13%, well ahead of the 18.33% return of the S&P 500 index.1

1 The S&P 500 index is an unmanaged group of stocks representative of the US stock market.

Tech stocks were helped by two key factors. First, the sector's fundamentals registered a marked improvement. With the economy strengthening and corporate earnings on the rise, IT spending began to improve, and demand for technology stocks increased sharply. The resulting recovery in the revenues and earnings of companies in the tech sector provided the underpinning for strong performance. Second, tech stocks were helped by trends within the market - namely, investors' clear preference for the most aggressive and economically sensitive stocks. This led to outperformance for higher-beta areas of the market, most notably technology stocks.2

These positive factors had the most significant impact during the first nine months of the reporting period. But by February, investor enthusiasm cooled due to heightened geopolitical tensions and fears that the Federal Reserve would soon begin to raise interest rates - a move that is viewed as being a negative for the economy and, by extension, the demand for technology products and services. Believing that the earnings cycle for tech companies may have peaked, investors elected to take profits. For the final three months of the period, the Goldman Sachs Technology Composite Index returned 1.19%.

Q: How did the fund perform relative to its benchmark and peer group?

A: The fund produced a total return of 20.97% (Class A shares unadjusted for sales charges) for the 12 months ended May 31, 2004, trailing the return of its benchmark. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes. The fund also underperformed the 23.96% average return of the 316 funds in Lipper's Science & Technology Funds category.3

3 The Lipper Science & Technology Funds category represents funds that invest at least 65% of their equity portfolios in science and technology stocks.

Q: What factors helped and hurt performance?

A: The biggest boost to performance came from stock selection in software. The fund's overweight (larger percentage relative to the benchmark) in software also helped. The top performer in this area was TIBCO Software, Inc., a smaller company that makes software businesses can use to integrate their operations. We also received strong performance from stocks in the area of network and information security, including Symantec Corp., Check Point Software and Netscreen (which was acquired by Juniper Networks). All three companies benefited from strong spending on security products, as this area remains a focus for corporate IT organizations. Performance was also helped by the fund's underweight in the hardware sector, which experienced slower growth than other areas of the industry.

The most significant detractor from performance was stock selection within semiconductors, which made up more than one-fourth of the portfolio. We have addressed this issue by beefing up our research capabilities in this area and repositioning the fund's portfolio into companies in the sector with higher growth potential. The fund's portfolio was also hurt by its underweight positions (smaller percentage relative to the benchmark) in Yahoo!, Inc. and Motorola, Inc., both of which produced strong gains. Overweight positions in Nokia (no longer held as of May 31, 2004) and BEA Systems, Inc., both of which reported disappointing first-quarter results, also dragged on performance.

Q: What changes have you made to the fund's positioning?

A: Following changes to the management team in January, the fund has employed a different approach. However, shareholders should know that only two people out of 11 were replaced, so the team's knowledge of the fund and sector remains intact. In the past, the fund's portfolio was concentrated in large-cap names. However, we believe the best way to achieve top-quartile (or top-25%) performance within the Lipper peer group is to use our research capabilities to identify opportunities outside of the large-cap area. In addition, we believe a higher level of portfolio diversification creates a much better risk/return profile for the fund.

With this philosophy as our foundation, we trimmed the fund's position in large caps and purchased a number of small- and mid-cap stocks. In the process, we created a much more diversified portfolio. It now holds 55 individual unrestricted positions, compared with 46 at the start of the calendar year. These holdings are balanced among large-cap technology stocks that we believe represent an attractive value (such as Microsoft Corp., Dell Inc. and Hewlett-Packard Co.) and smaller companies that are earlier in their life cycles and thus more likely to experience more rapid earnings growth.

The fund also now holds a larger weighting in international tech stocks: roughly 10% of assets, compared with 4%-5% previously. Technology is truly a global sector, and we believe the foreign markets are a source of opportunity for companies with global research capabilities.

In total, we believe these changes will help us achieve our ultimate goal of outperforming the benchmark and producing top-quartile performance.

Q: How did these changes affect the fund's sector weightings?

A: The most notable change was a reduction to the fund's holdings in the hardware sector. We removed International Business Machines from the portfolio and cut Dell to an underweight, redeploying a portion of the proceeds into Hewlett-Packard, which we believe is undervalued relative to its growth prospects. EMC Corp. is still an overweight in the fund's portfolio, despite our decision to make a marginal reduction in the position.

Semiconductors (computer chips) sold off recently on the widespread belief that the industry's growth has peaked. However, we believe semis will continue to post good results through next year, meaning that this sell-off may have created an opportunity. Our purchases have been concentrated in smaller companies that are in markets where we expect demand to be more robust, such as the makers of DRAMs and analog chips. Recent additions include LSI Logic Corp., Novellus Systems, Inc. and Xilinx Inc. - all companies that we believe are positioned to outperform the sector as a whole due to their value-added, higher-margin products. Conversely, we reduced the fund's weighting in semiconductor companies whose products are essentially commodities (which reduces profit margins). This is reflected in our elimination of Applied Materials and reduction of Intel Corp.

We also added to the fund's holdings in the technology services area. For example, we purchased the consulting firms Unisys Corp. and Accenture Ltd. We received strong performance from our position in Paychex, Inc. - the payroll management firm. Believing that its stock price has moved closer to fair value, we have begun to take profits in the position. Another addition was Cognizant Technology Solutions Corp., an outsourcing company, which has benefited from the growing trend of US companies outsourcing their functions to India.

In software, we made few changes. Here, the fund maintains a modest overweight in Microsoft Corp., which we believe offers an attractive value after lagging its large-cap tech peers throughout the past year.

Within telecommunications equipment, we elected to cut the fund's position in Cisco Systems Inc. after the stock ran up in January. Though we still like its prospects, we elected to reallocate money into equipment firms that are focused on the wireless sector, namely Ericsson, Juniper Networks and Motorola.

We kept the fund's position in Internet stocks at an underweight. Both Yahoo! and eBay Inc. are richly valued, but we believe these two companies will deliver exceptional growth over the next five years, and neither stock has proved to be valuation sensitive. A recent addition is Tom Online, Inc., a Chinese Internet portal that we believe will capitalize on what we expect will be the outstanding growth of Internet usage in that country.

Q: Technology stocks have come a long way in the past year. Is it possible for the rally to continue?

A: Right now, we're seeing a disconnect between fundamentals and investor attitudes. Tech sector earnings remain strong, and we believe they will continue to rise through the end of this year and possibly well into 2005. What's more, companies in the sector continue to reduce debt levels and raise their cash balances. Despite these positives, tech stocks have sold off in the past three months due to investor concerns that the earnings cycle has peaked. We believe this concern is premature. As a result, we believe stock prices in the technology sector as a whole fail to reflect the positive earnings trends we believe will be in place over the next six to 12 months. To best take advantage of this, we will continue to avoid or underweight companies whose sales and earnings cycle we believe to be peaking and instead focus on companies that we feel are well-positioned in fast-growing markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	5/31/03

Equity Securities	97%	97%
Cash Equivalents	3%	2%
Convertible Preferred Stocks	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	5/31/03

Information Technology	95%	84%
Consumer Discretionary	5%	9%
Industrials	-	3%
Other	-	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (42.8% of Portfolio)
1. Microsoft Corp. Developer of computer software	8.8%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.6%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	4.6%
4. Cisco Systems, Inc. Developer of computer network products	4.6%
5. Oracle Corp. Provider of database management software	3.5%
6. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.5%
7. eBay, Inc. Provider of on-line auction services	3.5%
8. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.4%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	2.7%
10. Dell, Inc. Provider of computer products and customer service	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004

	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 4.6%
Internet & Catalog Retail
eBay, Inc.*	83,300	7,397,040
InterActiveCorp.*	82,100	2,566,446
		9,963,486
Financials 0.0%
Hambrecht & Quist Group* (c)	140,000	7,000
Information Technology 91.1%
Communications Equipment 16.8%
Andrew Corp.*	90,000	1,768,500
Avaya, Inc.*	173,100	2,740,173
Avocent Corp.*	45,200	1,549,004
CiDRA Corp.* (c)	241,793	85,111
Cisco Systems, Inc.*	445,500	9,867,825
Corning, Inc.*	233,100	2,888,109
Juniper Networks, Inc.*	137,200	2,868,852
Motorola, Inc.	380,000	7,512,600
QUALCOMM, Inc.	82,600	5,539,982
Tom Online, Inc. (ADR)* (e)	91,200	1,199,280
		36,019,436
Computers & Peripherals 14.6%
ATI Technologies, Inc.*	101,700	1,674,999
Dell, Inc.*	157,900	5,554,922
EMC Corp.*	648,900	7,293,636
Hewlett-Packard Co.	472,000	10,025,280
Lexmark International, Inc.*	36,000	3,395,520
Network Appliance, Inc.*	131,200	2,597,760
Quanta Computer, Inc.	395,000	900,690
		31,442,807
Electronic Equipment & Instruments 3.6%
Agilent Technologies, Inc.*	149,300	3,837,010
Celestica, Inc.*	83,300	1,566,040
Flextronics International Ltd.*	136,500	2,396,940
		7,799,990
Internet Software & Services 2.6%
Check Point Software Technologies Ltd.*	139,500	3,317,310
Yahoo!, Inc.*	74,600	2,287,236
		5,604,546
IT Consulting & Services 7.9%
Accenture Ltd. "A"*	86,500	2,128,765
Affiliated Computer Services, Inc. "A"*	70,900	3,532,238
BearingPoint, Inc.*	124,600	1,069,068
Cognizant Technology Solutions Corp.*	23,800	1,100,512
First Data Corp.	51,800	2,242,422
Paychex, Inc.	104,300	3,912,293
Unisys Corp.*	230,300	3,122,868
		17,108,166
Semiconductors & Semiconductor Equipment 23.5%
Analog Devices, Inc.	72,200	3,548,630
ASML Holding NV*	204,300	3,597,723
Atmel Corp.*	83,700	532,332
Broadcom Corp. "A"*	113,600	4,795,056
Infineon Technologies AG (ADR)*	115,200	1,556,352
Intel Corp.	421,500	12,033,825
Linear Technology Corp.	84,900	3,367,134
LSI Logic Corp.*	232,900	1,909,780
Maxim Integrated Products, Inc.	33,800	1,718,054
Microchip Technology, Inc.	82,100	2,603,391
National Semiconductor Corp.*	127,400	2,760,758
Novellus Systems, Inc.*	70,700	2,353,603
Samsung Electronics Co., Ltd.	3,320	1,482,525
Stakek Holdings, Inc.*	88,100	673,965
Texas Instruments, Inc.	221,800	5,791,198
Xilinx, Inc.	55,400	2,020,992
		50,745,318
Software 21.7%
BEA Systems, Inc.*	433,500	3,741,105
Intuit, Inc.*	96,100	3,765,198
Microsoft Corp.	713,200	18,792,820
Oracle Corp.*	673,900	7,628,548
SAP AG (ADR)*	42,000	1,696,800
Symantec Corp.*	55,900	2,560,220
TIBCO Software, Inc.*	454,100	3,769,030
VERITAS Software Corp.*	185,900	4,944,940
		46,898,661
Telecommunication Services 0.4%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)*	32,900	919,555
Total Common Stocks (Cost $195,841,896)		206,508,965
Preferred Stock 0.3%
Information Technology 0.3%
Communications Equipment 0.2%
Chorum Technologies, Inc. "E"* (c)	580,046	315,784
Chorum Technologies, Inc. "F"* (c)	981,012	97,893
CiDRA Corp. "D"* (c)	7,133	0
		413,677
Electronic Equipment & Instruments 0.1%
Axsun "C"* (c)	642,674	160,668
Miscellaneous 0.0%
CyVera* (c)	85,472	0
Total Preferred Stock (Cost $17,671,072)		574,345

Convertible Preferred Stocks 0.0%
Information Technology
Electronic Equipment & Instruments
CiDRA Corp.* (c) (Cost $5,503,124)	42,509	89,779

Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 1.08% (d) (f) (Cost $1,148,000)	1,148,000	1,148,000

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 1.13% (b) (Cost $7,494,378)	7,494,378	7,494,378
Total Investment Portfolio - 100.0% (Cost $227,658,470) (a)		215,815,467

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $229,754,402. At May 31, 2004, net unrealized depreciation for all securities based on tax cost was $13,938,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,466,380 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,405,315.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Axsun "C"	December 2000	7,500,006	160,668.07
Chorum Technologies, Inc. "E"	September 2000 to December 2001	497,384	315,784.15
Chorum Technologies, Inc. "F"	September 2000 to December 2001	9,673,683	97,893.05
CiDRA Corp.	June 2000	5,587,752	174,890.08
CyVera	January 2004	-	0	-
Hambrecht & Quist Group	March 2000	7,000,000	7,000	-
Total Restricted Securities			756,235.35

(d) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2004 amounted to $1,089,780, which is 0.5% of total net assets.
(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Broadcom Corp.	252	June 2004	42.5	31,500
Lexmark International	114	June 2004	95	20,520
				52,020
Put Option Cognizant Technology	188	June 2004	22	18,800
Total outstanding written options (Premiums received $77,450)				70,820

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments: Investments in securities, at value (cost $219,016,092)	$ 207,173,089
Investment in Daily Assets Fund Institutional (cost $1,148,000) (a)	1,148,000
Investment in Scudder Cash Management QP Trust (cost $7,494,378)	7,494,378
Total investments in securities, at value (cost $227,658,470)	215,815,467
Cash	10,000
Foreign currency at value (cost $206,505)	208,271
Receivable for investments sold	1,377,370
Dividends receivable	34,302
Interest receivable	6,958
Receivable for Fund shares sold	37,975
Receivable for premium on written options	77,450
Foreign taxes recoverable	645
Other receivable	1,378,925
Total assets	218,947,363
Liabilities
Payable upon return of securities loaned	1,148,000
Payable for investments purchased	1,961,828
Payable for Fund shares redeemed	139,332
Written options, at value (premiums received $77,450)	70,820
Accrued management fee	144,107
Other accrued expenses and payables	237,072
Total liabilities	3,701,159
Net assets, at value	$ 215,246,204
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(11,843,003)
Written options	6,630
Foreign currency related transactions	1,766
Accumulated net realized gain (loss)	(353,440,896)
Paid-in capital	580,521,707
Net assets, at value	$ 215,246,204

(a) Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,889,344 / 284,497 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.67
Maximum offering price per share (100 / 94.25 of $13.67)	$ 14.50
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($913,627 / 68,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.26
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,575,408 / 269,364 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.27
Class AARP Net Asset Value, offering and redemption price (a) per share ($11,297,880 / 817,973 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.81
Class S Net Asset Value, offering and redemption price (a) per share ($195,569,945 / 14,174,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.80

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,288)	$ 470,116
Interest - Scudder Cash Management QP Trust	25,573
Securities lending income	798
Total Income	496,487
Expenses: Management fee	1,828,926
Services to shareholders*	211,731
Administrative fee	1,255,706
Distribution service fees	29,636
Trustees' fees and expenses	8,171
Other*	52,825
Total expenses, before expense reductions	3,386,995
Expense reductions	(12,666)
Total expenses, after expense reductions	3,374,329
Net investment income (loss)	(2,877,842)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,439,459
Written options	4,551
Foreign currency related transactions	(1,262)
Advisor reimbursement (Note G)	461,232
10,903,980
Net unrealized appreciation (depreciation) during the period on: Investments	31,070,109
Foreign currency related transactions	1,766
Written options	6,630
31,078,505
Net gain (loss) on investment transactions	41,982,485
Net increase (decrease) in net assets resulting from operations	$ 39,104,643

* Included herein are two months of operating expenses previously covered by the Administrative Agreement (see Note C of Notes to Financial Statements) including custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income (loss)	$ (2,877,842)	$ (1,656,004)
Net realized gain (loss) on investment transactions	10,903,980	(59,161,407)
Net unrealized appreciation (depreciation) on investment transactions during the period	31,078,505	50,668,392
Net increase (decrease) in net assets resulting from operations	39,104,643	(10,149,019)
Fund share transactions: Proceeds from shares sold	45,513,648	39,722,623
Cost of shares redeemed	(53,875,370)	(57,168,526)
Redemption fees	78,070	53,559
Net increase (decrease) in net assets from Fund share transactions	(8,283,652)	(17,392,344)
Increase (decrease) in net assets	30,820,991	(27,541,363)
Net assets at beginning of period	184,425,213	211,966,576
Net assets at end of period	$ 215,246,204	$ 184,425,213

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 11.66	$ 20.73	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.12)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.57	(.24)	(8.93)	(8.35)
Total from investment operations	2.37	(.36)	(9.08)	(8.42)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.67	$ 11.30	$ 11.66	$ 20.73
Total Return (%)[c]	20.97[d]	(3.09)	(43.75)	(28.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2.8
Ratio of expenses (%)	1.76	1.61	1.48	1.64*
Ratio of net investment income (loss) (%)	(1.53)	(1.25)	(1.04)	(.74)*
Portfolio turnover rate (%)	145	68	131	165
[a] For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.71%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.50	(.24)	(8.93)	(8.35)
Total from investment operations	2.20	(.43)	(9.19)	(8.48)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.26	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[c]	19.89[d,e]	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.9	.8	.7	.1
Ratio of expenses before expense reductions (%)	2.58	2.40	2.28	2.49*
Ratio of expenses after expense reductions (%)	2.57	2.40	2.28	2.49*
Ratio of net investment income (loss) (%)	(2.34)	(2.04)	(1.84)	(1.59)*
Portfolio turnover rate (%)	145	68	131	165
[a] For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.62%.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.28)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.49	(.24)	(8.93)	(8.35)
Total from investment operations	2.21	(.43)	(9.19)	(8.48)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.27	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[c]	19.98[d,e]	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.6		.5	.3
Ratio of expenses before expense reductions (%)	2.43	2.38	2.26	2.46*
Ratio of expenses after expense reductions (%)	2.42	2.38	2.26	2.46*
Ratio of net investment income (loss) (%)	(2.19)	(2.02)	(1.82)	(1.56)*
Portfolio turnover rate (%)	145	68	131	165
[a] For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.71%.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.39	$ 11.72	$ 20.77	$ 49.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.10)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.60	(.23)	(8.94)	(25.80)
Total from investment operations	2.42	(.33)	(9.06)	(25.87)
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.52)
Redemption fees	-***	-***	.01	.06
Net asset value, end of period	$ 13.81	$ 11.39	$ 11.72	$ 20.77
Total Return (%)	21.25[d,e]	(2.82)	(43.57)	(54.17)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	7	7	12
Ratio of expenses before expense reductions (%)	1.57	1.35	1.21	1.28*
Ratio of expenses after expense reductions	1.56	1.35	1.21	1.28*
Ratio of net investment income (%)	(1.33)	(.99)	(.77)	(.38)*
Portfolio turnover rate (%)	145	68	131	165
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[d] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.98%.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.38	$ 11.71	$ 20.76	$ 39.55	$ 19.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.10)	(.12)	(.15)	(.34)
Net realized and unrealized gain (loss) on investment transactions	2.60	(.23)	(8.94)	(16.15)	21.81
Total from investment operations	2.42	(.33)	(9.06)	(16.30)	21.47
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.52)	(1.32)
Redemption fees	-*	-*	.01	.03	.09
Net asset value, end of period	$ 13.80	$ 11.38	$ 11.71	$ 20.76	$ 39.55
Total Return (%)	21.27[b]	(2.82)	(43.59)	(43.13)	111.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	174	202	399	668
Ratio of expenses before expense reductions (%)	1.56	1.35	1.21	1.41	1.31[c]
Ratio of expenses after expense reductions (%)	1.56	1.35	1.21	1.41	1.30[c]
Ratio of net investment income (loss) (%)	(1.33)	(.99)	(.77)	(.48)	(.91)
Portfolio turnover rate (%)	145	68	131	165	83
[a] Based on average shares outstanding during the period.
[b] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.00%.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.30% and 1.30%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $350,297,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($259,067,000), May 31, 2011 ($81,826,000) and May 31, 2012 ($9,404,000) the respective expiration dates, whichever comes first.

From November 1, 2003 through May 31, 2004, the Fund incurred approximately $1,048,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (350,297,000)
Net unrealized appreciation (depreciation) on investments	$ (13,938,935)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $302,977,728 and $314,098,996, respectively.

For the year ended May 31, 2004, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at May 31, 2003	-	$ -
Options written	21,150	1,319,625
Options closed	(10,197)	(647,594)
Options expired	(10,317)	(590,030)
Options exercised	(82)	(4,551)
Outstanding at May 31, 2004	554	$ 77,450

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.69%, 0.73%, 0.72%, 0.70% and 0.70% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.52%, 1.58%, 1.57%, 1.55% and 1.55% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, and trustees and trustee counsel fees).

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 21,559
Class B	5,867
Class C	5,042
Class AARP	55,783
Class S	1,167,455
$ 1,255,706

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2004
Class A	2,257	-	2,257
Class B	793	76	717
Class C	549	78	471
Class AARP	9,516	1,435	8,081
Class S	152,439	10,738	141,701
	$ 165,554	$ 12,327	$ 153,227

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $7,381, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 7,183	$ 539
Class C	8,954	2,138
	$ 16,137	$ 2,677

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Annualized Effective Rate
Class A	$ 8,395	$ 535.22%
Class B	2,283	152.24%
Class C	2,821	618.24%
	$ 13,499	$ 1,305

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended May 31, 2004 aggregated $1,515 and $22, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and C shares aggregated $46,841 and $798, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2004, the custodian fee was reduced by $339 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	243,206	$ 3,200,842	519,471	$ 5,080,990
Class B	50,954	657,856	66,844	636,287
Class C	228,674	3,107,093	57,404	559,874
Class AARP	492,252	6,614,806	211,480	2,098,008
Class S	2,397,663	31,933,051	3,181,117	31,347,464
		$ 45,513,648		$ 39,722,623
Shares redeemed
Class A	(205,999)	$ (2,719,784)	(429,218)	$ (4,026,889)
Class B	(49,872)	(652,080)	(60,272)	(560,126)
Class C	(17,047)	(225,048)	(46,576)	(429,257)
Class AARP	(252,111)	(3,418,659)	(249,094)	(2,392,036)
Class S	(3,478,303)	(46,859,799)	(5,146,210)	(49,760,218)
		$ (53,875,370)		$ (57,168,526)
Redemption fees		$ 78,070		$ 53,559
Net increase (decrease)
Class A	37,207	$ 481,058	90,253	$ 1,054,101
Class B	1,082	5,776	6,572	76,161
Class C	211,627	2,882,045	10,828	130,617
Class AARP	240,141	3,216,996	(37,614)	(282,087)
Class S	(1,080,640)	(14,869,527)	(1,965,093)	(18,371,136)
		$ (8,283,652)		$ (17,392,344)

H. Payments Made by Affiliates

During the period, the Advisor agreed to reimburse the Fund $461,232 for uninvested cash associated with a settled derivative transaction.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

J. Fund Merger

On June 15, 2004, the Board of Scudder Technology Innovation Fund ( "the Fund") approved, in principle, the merger of the Fund into Scudder Technology Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Technology Innovation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Technology Innovation Fund (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SRIAX	SRIBX	SRICX
CUSIP Number	811196-765	811196-757	811196-740
Fund Number	451	651	751

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	STCHX	SCUTX
Fund Number	151	351

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder Technology Innovation Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER TECHNOLOGY INNOVATION FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year         Audit       Audit-Related     Tax Fees       All Other
    Ended         Fees Billed      Fees Billed      Billed       Fees Billed
   May 31,          to Fund         to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004               $47,500            $185          $6,900           $0
--------------------------------------------------------------------------------
2003               $42,100           $1,846         $5,800           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                           Audit-Related        Tax Fees          All Other
           Fiscal         Fees Billed to       Billed to         Fees Billed
            Year          Adviser and         Adviser and       to Adviser and
            Ended        Affiliated Fund     Affiliated Fund    Affiliated Fund
           May 31,      Service Providers   Service Providers  Service Providers
--------------------------------------------------------------------------------
2004                       $542,483              $0                   $0
--------------------------------------------------------------------------------
2003                       $537,013           $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                              Total Non-Audit Fees       Total
                              billed to Adviser and     Non-Audit
                                Affiliated Fund        Fees billed
                               Service Providers       to Adviser
                              (engagements related    and Affiliated
                    Total       directly to the       Fund Service
                  Non-Audit      operations and         Providers
        Fiscal   Fees Billed   financial reporting      (all other   Total of
         Year     to Fund         of the Fund)         engagements)  (A), (B)
        Ended
        May 31,     (A)               (B)                   (C)       and (C)
--------------------------------------------------------------------------------
2004             $6,900              $0               $1,681,369     $1,688,269
--------------------------------------------------------------------------------
2003             $5,800          $55,500             $17,300,168    $17,361,468
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------